                                                                       EXHIBIT 4

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, PNC BANK CORP. the undersigned holder of ***800,000*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

                      HERBERT A. DENTON
                      FREDERICK WHITRIDGE, JR.
                      TERRY W. WARD

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 23, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 22 of 24 Pages

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, PNC BANK CORP. the undersigned holder of ***260,000*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

                      HERBERT A. DENTON
                      FREDERICK WHITRIDGE, JR.
                      TERRY W. WARD

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 23, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 23 of 24 Pages

                                   LEGAL PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that we, PNC BANK CORP. the undersigned holder of ***104,500*** securities of CALIFORNIA MICROWAVE INC. MEETING DATE 10/25/96 do hereby revoke any proxy heretofore given by us for said securities;

Further know, that we hereby appoint and constitute

                      HERBERT A. DENTON
                      FREDERICK WHITRIDGE, JR.
                      TERRY W. WARD

or either or any of them, as our true and lawful attorney to vote as our proxy, for said securities only, in our stead at the ANNUAL meeting of security holders of 'company', or at any adjournment thereof, on any matter which may properly and legally come before such meeting, including, but not limited to, the election of directors, if any;

And finally know, that we appoint the above named to act in the same capacity and as fully as we could act if we were personally present at such meeting.


DATED:  October 23, 1996          SIGNED:       /s/ Richard J. Daly
                                                -------------------
                                                ATTORNEY-IN-FACT


                               Page 24 of 24 Pages